Exhibit 99.2

Financial Supplement September 30, 2005

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K/A and Quarterly Reports on Form 10-Q and Form 10-Q/A.

email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited
Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1
	- Consolidated Financial Highlights 2005 Excluding Third Quarter Catastrophe Loss Charges	2
	- Consolidated Financial Highlights 2004 Excluding Third Quarter Catastrophe Loss Charges	3

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	4-5
	- Summary Consolidated Balance Sheets	6
	- Consolidated Premiums by Line of Business	7
	- Consolidating Statement of Operations	8-9
	- Consolidating Schedule of Third Quarter Catastrophe Loss Charges	10
	- Third Quarter Catastrophe Loss Analysis	11

III.	Segment Results
	- Insurance-North American	12
	- Insurance-Overseas General	13
	- Global Reinsurance	14-15
	- Financial Services	16

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	17
	- Reinsurance Recoverable Analysis	18-21
	- Investment Portfolio	22
	- Realized and Unrealized Gains (Losses)	23
	- Capital Structure	24
	- Computation of Basic and Diluted Earnings Per Share	25

V.	Other Disclosures
	- Non-GAAP Financial Measures	26
	- Diluted Book Value per Ordinary Share	27
	- Comprehensive Income	28
	- Glossary	29

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data and ratios)
(Unaudited)

	Three months ended September 30			Nine months ended September 30
	2005	2004	% Change 3Q-05 vs. 3Q-04	2005	2004	% Change YTD-05 vs. YTD-04
Gross premiums written	$4,261	$3,988	7%	$13,017	$12,448	5%

Net premiums written	$2,889	$2,774	4%	$9,164	$8,855	3%

Net premiums earned	$3,091	$2,859	8%	$8,889	$8,229	8%

Net investment income	$320	$246	30%	$910	$731	24%

Net income (loss)	$(112)	$4	NM	$792	$875	-9%

Income excluding net realized gains (losses)(1)	$(187)	$37	NM	$711	$840	-15%

Comprehensive income	$(223)	$325	NM	$499	$776	-36%

Operating cash flow	$1,193	$1,807	-34%	$3,499	$4,071	-14%

Combined ratio
Loss and loss expense ratio	92.5%	79.4%		73.9%	67.9%
Underwriting and administrative expense ratio	24.0%	24.7%		25.0%	25.6%

Combined ratio	116.5%	104.1%		98.9%	93.5%

Annualized ROE*	-8.1%	1.2%		9.5%	12.5%
Annualized ROE, excluding FAS 115*	-8.5%	1.2%		10.1%	13.5%

Effective tax rate on income excluding net realized gains (losses)	-4%	63%		26%	25%

Diluted earnings per share (2)
Income excluding net realized gains (losses)(1)	$(0.70)	$0.09	NM	$2.34	$2.82	-17%
Net income	$(0.43)	$(0.03)	NM	$2.63	$2.95	-11%

Diluted book value per ordinary share	$33.62	$31.37	7%	$33.62	$31.37	7%
Diluted tangible book value per ordinary share	$24.70	$22.23	11%	$24.70	$22.23	11%

Weighted average basic ordinary shares outstanding	284.8	281.0		284.0	280.0
Weighted average diluted ordinary shares outstanding	289.8	285.6		288.7	285.3

Debt/ total capitalization	15.9%	16.8%		15.9%	16.8%

(1)	See page 26 Non-GAAP Financial Measures.

(2)	The denominator for diluted loss per share for the three months ended September 30, 2005 and 2004 does not include the dilutive effect of other dilutive securities. The incremental shares from assumed conversions are not included in computing diluted loss per share amounts as these shares are considered anti-dilutive.

*	Calculated using income excluding net realized gains (losses).

Financial Highlights	Page 1

ACE Limited
Consolidated Financial Highlights Excluding Third Quarter Catastrophe Loss Charges
(in millions of U.S. dollars, except per share data and ratios)
(Unaudited)

	Three months ended September 30, 2005			Nine months ended September 30, 2005
	As reported	Q3 Catastrophe loss charge	Adjusted(1)	As reported	Q3 Catastrophe loss charge	Adjusted(1)
Net premiums written(3)	$2,832	$(63)	$2,769	$8,992	$(63)	$8,929

Net premiums earned(3)	$3,034	$(95)	$2,939	$8,717	$(95)	$8,622

Losses and loss expenses	$2,806	$(996)	$1,810	$6,439	$(996)	$5,443

Income tax expense	$15	$159	$174	$269	$159	$428

Net income (loss)	$(112)	$742	$630	$792	$742	$1,534

Income excluding net realized gains (losses)(1)	$(187)	$742	$555	$711	$742	$1,453

Combined ratio
Loss and loss expense ratio	92.5%	-30.9%	61.6%	73.9%	-10.8%	63.1%
Underwriting and administrative expense ratio	24.0%	0.8%	24.8%	25.0%	0.3%	25.3%

Combined ratio	116.5%	-30.1%	86.4%	98.9%	-10.5%	88.4%

Annualized ROE*	-8.1%			9.5%
Annualized ROE, excluding FAS 115*	-8.5%			10.1%

Effective tax rate on income excluding net realized gains (losses)	-4%	18%	23%	26%	18%	22%

Diluted earnings per share (2)
Income excluding net realized gains (losses)(1)	$(0.70)	$2.56	$1.86	$2.34	$2.57	$4.91
Net income (loss)	$(0.43)	$2.56	$2.13	$2.63	$2.57	$5.20

Weighted average basic ordinary shares outstanding	284.8		284.8	284.0		284.0
Weighted average diluted ordinary shares outstanding	289.8		289.8	288.7		288.7

(1)	See page 26 Non-GAAP Financial Measures.

(2)	The denominator for diluted loss per share for the three months ended September 30, 2005 and 2004 does not include the dilutive effect of other dilutive securities. The incremental shares from assumed conversions are not included in computing diluted loss per share amounts as these shares are considered anti-dilutive.

(3)	Excludes life as reported on page 8.

*	Calculated using income excluding net realized gains (losses).

Financial Highlights (2)	Page 2

ACE Limited
Consolidated Financial Highlights Excluding Third Quarter Catastrophe Loss Charges
(in millions of U.S. dollars, except per share data and ratios)
(Unaudited)

	Three months ended September 30, 2004			Nine months ended September 30, 2004
	As reported	Q3 Catastrophe loss charge	Adjusted(1)	As reported	Q3 Catastrophe loss charge	Adjusted(1)
Net premiums written(3)	$2,715	$11	$2,726	$8,690	$11	$8,701

Net premiums earned(3)	$2,799	$11	$2,810	$8,064	$11	$8,075

Losses and loss expenses	$2,221	$(468)	$1,753	$5,476	$(468)	$5,008

Income tax expense	$65	$73	$138	$318	$73	$391

Net income	$4	$406	$410	$875	$406	$1,281

Income excluding net realized gains (losses)(1)	$37	$406	$443	$840	$406	$1,246

Combined ratio
Loss and loss expense ratio	79.4%	-17.0%	62.4%	67.9%	-5.9%	62.0%
Underwriting and administrative expense ratio	24.7%	-0.1%	24.6%	25.6%	0.0%	25.6%

Combined ratio	104.1%	-17.1%	87.0%	93.5%	-5.9%	87.6%

Annualized ROE*	1.2%			12.5%
Annualized ROE, excluding FAS 115*	1.2%			13.5%

Effective tax rate on income excluding net realized gains (losses)	63%	15%	24%	25%	15%	22%

Diluted earnings per share (2)
Income excluding net realized gains (losses)(1)	$0.09	$1.42	$1.51	$2.82	$1.42	$4.24
Net income (loss)	$(0.03)	$1.42	$1.39	$2.95	$1.42	$4.37

Weighted average basic ordinary shares outstanding	281.0		281.0	280.0		280.0
Weighted average diluted ordinary shares outstanding	285.6		285.6	285.3		285.3

(1)	See page 26 Non-GAAP Financial Measures.

(2)	The denominator for diluted loss per share for the three months ended September 30, 2005 and 2004 does not include the dilutive effect of other dilutive securities. The incremental shares from assumed conversions are not included in computing diluted loss per share amounts as these shares are considered anti-dilutive.

(3)	Excludes life as reported on page 8.

*	Calculated using income excluding net realized gains (losses).

Financial Highlights (3)	Page 3

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-05	2Q-05	1Q-05	4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Property and Casualty(2)
Gross premiums written	$3,993	$4,141	$4,322	$3,562	$3,860	$12,456	$11,988	$15,550
Net premiums written	2,620	2,837	3,147	2,559	2,647	8,604	8,401	10,960
Net premiums earned	2,777	2,772	2,729	2,730	2,688	8,278	7,640	10,370
Losses and loss expenses	2,496	1,774	1,706	2,120	2,105	5,976	5,185	7,305
Policy acquisition costs	419	424	382	405	385	1,225	1,115	1,520
Administrative expenses	303	308	330	335	301	941	887	1,222

P& C underwriting income (loss)	$(441)	$266	$311	$(130)	$(103)	$136	$453	$323

Financial Services underwriting income (loss)	(58)	14	1	(3)	(11)	(43)	73	70
Life underwriting income excluding investment income	17	15	17	11	5	49	11	22
Net investment income	320	305	285	282	246	910	731	1,013
Net realized gains (losses)	83	32	(14)	130	(32)	101	67	197
Interest expense	43	43	42	43	50	128	140	183
Other (income) expense	(25)	(6)	(5)	1	(14)	(36)	2	3
Income tax expense (benefit)	15	128	126	(32)	65	269	318	286

Net income (loss)	$(112)	$467	$437	$278	$4	$792	$875	$1,153

Net realized gains (losses)	83	32	(14)	130	(32)	101	67	197
Tax expense on net realized gains (losses)	8	8	4	12	1	20	32	44

Income excluding net realized gains (losses)(1)	$(187)	$443	$455	$160	$37	$711	$840	$1,000

% Change versus prior year period(2)
Property and Casualty net premiums written	-1%	2%	6%	13%	23%	2%	24%	21%
Property and Casualty net premiums earned	3%	7%	16%	17%	24%	8%	25%	23%
Property and Casualty net premiums written excluding CATS	1%					3%
Property and Casualty net premiums earned excluding CATS	5%					9%

Other ratios
Net premiums written/gross premiums written	66%	69%	73%	72%	69%	69%	70%	70%
Net premiums written/gross premiums written excluding CATS	68%
Effective tax rate on income excluding net realized gains (losses)	-4%	21%	21%	-38%	63%	26%	25%	19%

(1)	See page 26 Non-GAAP Financial Measures.

(2)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure. See page 8 and 9 for a reconciliation to GAAP.

*	Calculated using income excluding net realized gains (losses).

Consolidated Results	Page 4

ACE Limited
Consolidated Results - Consecutive Quarters - 2
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

ACE Limited Consolidated

	3Q-05	2Q-05	1Q-05		4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Combined ratio
Loss and loss expense ratio	92.5%	64.4%	63.5%		78.5%	79.4%	73.9%	67.9%	70.6%
Policy acquisition cost ratio	13.9%	14.8%	13.6%		14.4%	13.8%	14.1%	14.1%	14.2%
Administrative expense ratio	10.1%	11.0%	11.9%		11.9%	10.9%	10.9%	11.5%	11.6%

Combined ratio	116.5%	90.2%	89.0%		104.8%	104.1%	98.9%	93.5%	96.4%

Property and Casualty (1)
	3Q-05	2Q-05	1Q-05		4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Combined ratio
Loss and loss expense ratio	89.9%	64.0%	62.5%		77.7%	78.3%	72.2%	67.9%	70.4%
Policy acquisition cost ratio	15.1%	15.3%	14.0%		14.9%	14.3%	14.8%	14.6%	14.7%
Administrative expense ratio	10.9%	11.1%	12.1	% (2)	12.2%	11.2%	11.4%	11.6%	11.8%

Combined ratio	115.9%	90.4%	88.6%		104.8%	103.8%	98.4%	94.1%	96.9%

Large losses and other items
Asbestos, environmental and other run-off losses	$—	$—	$—		$465	$—	$—	$—	$465
Catastrophe and other large losses (before tax)	$756	$—	$3		$31	$457	$759	$457	$488
Prior period development(3)	$27	$27	$29		$105	$—	$83	$6	$111

(1)	Property and casualty excluding financial services is presented to allow for comparison and analysis with earnings guidance.

(2)	Includes $30M of legal expenses related to the investigations.

(3)	See Financial Services schedule for prior period development related to that segment.

Consolidated Results 2	Page 5

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	September 30 2005	June 30 2005	March 31 2005	December 31 2004
	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$22,551	$21,136	$20,336	$22,891
Fixed maturities held to maturity, at amortized cost	3,125	3,151	3,211	—
Equity securities, at fair value	1,436	1,380	1,351	1,265
Short-term investments	2,212	2,476	2,156	2,163
Other investments	651	628	622	606

Total investments	29,975	28,771	27,676	26,925

Cash	409	651	574	498
Securities lending collateral	1,438	958	1,255	1,059
Insurance and reinsurance balances receivable	3,508	3,728	3,695	3,255
Reinsurance recoverable	15,662	14,428	14,268	14,882
Deferred policy acquisition costs	970	990	1,000	944
Prepaid reinsurance premiums	1,441	1,434	1,427	1,355
Goodwill	2,703	2,703	2,695	2,700
Deferred tax assets	1,244	1,134	1,178	1,173
Investments in partially owned insurance companies	862	832	816	796
Other assets	2,333	2,494	2,425	2,596

Total assets	$60,545	$58,123	$57,009	$56,183

Liabilities
Unpaid losses and loss expenses	$34,674	$32,101	$31,426	$31,483
Unearned premiums	6,238	6,457	6,527	5,983
Future policy benefits for life and annuity contracts	521	517	507	509
Insurance and reinsurance balances payable	2,428	2,438	2,290	2,337
Deposit liabilities	331	347	302	343
Securities lending payable	1,438	958	1,255	1,059
Payable for investments purchased	710	785	630	507
Accounts payable, accrued expenses and other liabilities	1,554	1,613	1,694	1,710
Short-term debt	446	147	147	146
Long-term debt	1,564	1,849	1,849	1,849
Trust preferred securities	412	412	412	412

Total liabilities	50,316	47,624	47,039	46,338

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	9,788	9,947	9,522	9,111
Accumulated other comprehensive income (AOCI)	441	552	448	734

Total shareholders’ equity	10,229	10,499	9,970	9,845

Total liabilities and shareholders’ equity	$60,545	$58,123	$57,009	$56,183

Diluted book value per ordinary share (1)	$33.62	$34.29	$32.64	$32.51
Diluted tangible book value per ordinary share (1)	$24.70	$25.39	$23.56	$23.37

(1)	See page 26 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 6

ACE Limited
Consolidated Premiums by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-05	% of Total Consolidated	3Q-04	% of Total Consolidated	% Change 3Q-05 vs. 3Q-04	YTD 2005	% of Total Consolidated	YTD 2004	% of Total Consolidated	% Change YTD-05 vs. YTD-04
Net premiums written
Property and all other	$818	28%	$799	29%	2%	$2,729	30%	$2,803	32%	-3%
Casualty	1,498	52%	1,585	57%	-5%	4,918	54%	4,754	54%	3%
Personal accident	304	11%	263	9%	16%	957	10%	844	9%	13%

Total P&C	2,620	91%	2,647	95%	-1%	8,604	94%	8,401	95%	2%

Global Re - life	57	2%	59	2%	-3%	172	2%	165	2%	4%
Financial Services	212	7%	68	3%	212%	388	4%	289	3%	34%

Total Consolidated	$2,889	100%	$2,774	100%	4%	$9,164	100%	$8,855	100%	3%

Net premiums earned
Property and all other	$882	29%	$890	31%	-1%	$2,627	30%	$2,545	31%	3%
Casualty	1,579	51%	1,508	53%	5%	4,723	53%	4,259	52%	11%
Personal accident	316	10%	290	10%	9%	928	10%	836	10%	11%

Total P&C	2,777	90%	2,688	94%	3%	8,278	93%	7,640	93%	8%

Global Re - life	57	2%	60	2%	-5%	172	2%	165	2%	4%
Financial Services	257	8%	111	4%	132%	439	5%	424	5%	4%

Total Consolidated	$3,091	100%	$2,859	100%	8%	$8,889	100%	$8,229	100%	8%

Line of Business	Page 7

ACE Limited
Consolidating Statement of Operations
Three months ended September 30, 2005 and 2004
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
September 30, 2005
Gross premiums written	$2,250	$1,332	$411	$—	$3,993	$211	$4,204
Net premiums written	1,307	933	380	—	2,620	212	2,832
Net premiums earned	1,338	1,031	408	—	2,777	257	3,034
Losses and loss expenses	1,173	687	637	(1)	2,496	310	2,806
Policy acquisition costs	134	207	78	—	419	2	421
Administrative expenses	96	145	16	46	303	3	306

Underwriting income (loss)	(65)	(8)	(323)	(45)	(441)	(58)	(499)

Life underwriting income (includes investment income)	—	—	27	—	27	—	27
Net investment income - property and casualty	139	82	45	9	275	35	310
Net realized gains (losses)	10	17	12	37	76	7	83
Interest expense	6	—	1	36	43	—	43
Other (income) expense	(1)	5	1	—	5	(30)	(25)
Income tax expense (benefit)	10	22	(12)	(15)	5	10	15

Net income (loss)	69	64	(229)	(20)	(116)	4	(112)

Net realized gains (losses)	10	17	12	37	76	7	83
Tax expense (benefit) on net realized gains (losses)	2	5	1	—	8	—	8

Income (loss) excluding net realized gains (losses) (1)	$61	$52	$(240)	$(57)	$(184)	$(3)	$(187)

September 30, 2004
Gross premiums written	$2,234	$1,292	$334	$—	$3,860	$68	$3,928
Net premiums written	1,366	980	301	—	2,647	68	2,715
Net premiums earned	1,251	1,086	351	—	2,688	111	2,799
Losses and loss expenses	998	665	436	6	2,105	116	2,221
Policy acquisition costs	121	199	65	—	385	2	387
Administrative expenses	110	139	16	36	301	4	305

Underwriting income (loss)	22	83	(166)	(42)	(103)	(11)	(114)

Life underwriting income (includes investment income)	—	—	13	—	13	—	13
Net investment income - property and casualty	123	51	32	3	209	29	238
Net realized gains (losses)	9	2	(35)	(6)	(30)	(2)	(32)
Interest expense	6	—	—	42	48	2	50
Other (income) expense	(3)	3	—	—	—	(14)	(14)
Income tax expense (benefit)	48	34	(1)	(17)	64	1	65

Net income (loss)	103	99	(155)	(70)	(23)	27	4

Net realized gains (losses)	9	2	(35)	(6)	(30)	(2)	(32)
Tax expense (benefit) on net realized gains (losses)	2	1	—	—	3	(2)	1

Income (loss) excluding net realized gains (losses) (1)	$96	$98	$(120)	$(64)	$10	$27	$37

(1)	See page 26 Non-GAAP Financial Measures.

Segment 2005 Qtr	Page 8

ACE Limited
Consolidating Statement of Operations
Nine months ended September 30, 2005 and 2004
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Financial Services	ACE Consolidated
September 30, 2005
Gross premiums written	$6,744	$4,396	$1,316	$—	$12,456	$389	$12,845
Net premiums written	4,144	3,190	1,270	—	8,604	388	8,992
Net premiums earned	3,942	3,200	1,136	—	8,278	439	8,717
Losses and loss expenses	3,013	1,907	1,048	8	5,976	463	6,439
Policy acquisition costs	381	616	228	—	1,225	5	1,230
Administrative expenses	318	435	47	141	941	14	955

Underwriting income (loss)	230	242	(187)	(149)	136	(43)	93

Life underwriting income (includes investment income)	—	—	78	—	78	—	78
Net investment income - property and casualty	412	236	124	12	784	97	881
Net realized gains (losses)	13	69	23	(20)	85	16	101
Interest expense	16	—	2	110	128	—	128
Other (income) expense	—	16	3	—	19	(55)	(36)
Income tax expense (benefit)	171	122	6	(53)	246	23	269

Net income (loss)	468	409	27	(214)	690	102	792

Net realized gains (losses)	13	69	23	(20)	85	16	101
Tax expense (benefit) on net realized gains (losses)	1	17	1	—	19	1	20

Income (loss) excluding net realized gains (losses) (1)	$456	$357	$5	$(194)	$624	$87	$711

September 30, 2004
Gross premiums written	$6,241	$4,466	$1,281	$—	$11,988	$291	$12,279
Net premiums written	3,907	3,256	1,238	—	8,401	289	8,690
Net premiums earned	3,436	3,174	1,030	—	7,640	424	8,064
Losses and loss expenses	2,532	1,878	769	6	5,185	291	5,476
Policy acquisition costs	333	579	203	—	1,115	22	1,137
Administrative expenses	323	416	50	98	887	38	925

Underwriting income (loss)	248	301	8	(104)	453	73	526

Life underwriting income (includes investment income)	—	—	35	—	35	—	35
Net investment income - property and casualty	337	159	88	5	589	118	707
Net realized gains (losses)	91	29	(33)	9	96	(29)	67
Interest expense	16	—	—	119	135	5	140
Other (income) expense	3	10	—	(1)	12	(10)	2
Income tax expense (benefit)	182	145	3	(44)	286	32	318

Net income (loss)	475	334	95	(164)	740	135	875

Net realized gains (losses)	91	29	(33)	9	96	(29)	67
Tax expense (benefit) on net realized gains (losses)	17	9	—	—	26	6	32

Income (loss) excluding net realized gains (losses) (1)	$401	$314	$128	$(173)	$670	$170	$840

(1)	See page 26 Non-GAAP Financial Measures.

Segment 2005 YTD	Page 9

ACE Limited
Segment Results - Third Quarter Catastrophe Loss Charges
(in millions of U.S. dollars)
(Unaudited)

Third Quarter Catastrophe Loss Charges - 2005

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Consolidated P&C	Financial Services	Total	Total impact after income tax
Catastrophe Loss Charges- By Event
Gross loss						$2,369

Net loss
Hurricane - Dennis	$12	$5	$25	$42	$—	$42	$35
Hurricane - Katrina and New Orleans flood	139	70	319	528	240	768	558
Hurricane - Rita	52	46	69	167	—	167	131
Other (1)	—	—	19	19	—	19	18

Total	$203	$121	$432	$756	$240	$996	$742

Reinstatement premiums (earned) expensed	$59	$36	$(27)	$68	$—	$68
Premiums earned on multi-year contracts	—	—	—	—	(163)	(163)

Net premium (earned) expensed	$59	$36	$(27)	$68	$(163)	$(95)

Total impact before income tax	$262	$157	$405	$824	$77	$901
Income tax benefit	(87)	(47)	(25)	(159)	—	(159)

Total impact after income tax	$175	$110	$380	$665	$77	$742

Effective tax rate	33%	30%	6%	19%	0%	18%

(1) Includes Ophelia, Nabi and European floods.

Third Quarter Catastrophe Loss Charges - 2004

Net loss
Hurricane - Charley	$31	$—	$65	$96	$—	$96
Hurricane - Frances	22	6	48	76	5	81
Hurricane - Ivan	40	20	76	136	5	141
Hurricane - Jeanne	33	18	63	114	1	115
Typhoons	—	9	26	35	—	35

Total	$126	$53	$278	$457	$11	$468

Reinstatement premiums (earned) expensed	$13	$13	$(15)	$11	$—	$11

Total impact before income tax	$139	$66	$263	$468	$11	$479
Income tax benefit	(41)	(21)	(11)	(73)	—	(73)

Total impact after income tax	$98	$45	$252	$395	$11	$406

Effective tax rate	29%	32%	4%	16%	0%	15%

Catastrophe Losses	Page 10

ACE Limited
Third Quarter Catastrophe Loss Analysis(1)
Three months ended September 30, 2005 and 2004
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Consolidated P&C	Financial Services	ACE Consolidated
September 30, 2005
Net Premium Written as reported	$1,307	$933	$380	$2,620	$212	$2,832
Q3 Catastrophe Impact	59	36	(27)	68	(131)	(63)

Net Premium Written excluding Q3 Catastrophes	1,366	969	353	2,688	81	2,769

Net Premium Earned as reported	$1,338	$1,031	$408	$2,777	$257	$3,034
Q3 Catastrophe Impact	59	36	(27)	68	(163)	(95)

Net Premium Earned excluding Q3 Catastrophes	1,397	1,067	381	2,845	94	2,939

Loss Ratio as reported	87.7%	66.7%	156.2%	89.9%	120.7%	92.5%
Q3 Catastrophe Impact	18.3%	13.6%	102.5%	28.7%	46.3%	30.9%

Loss Ratio excluding Q3 Catastrophes	69.4%	53.1%	53.7%	61.2%	74.4%	61.6%

Expense Ratio as reported	17.2%	34.2%	23.1%	26.0%	2.3%	24.0%
Q3 Catastrophe Impact	0.7%	1.2%	-1.6%	0.6%	-4.0%	-0.8%

Expense Ratio excluding Q3 Catastrophes	16.5%	33.0%	24.7%	25.4%	6.3%	24.8%

Combined Ratio as reported	104.9%	100.9%	179.3%	115.9%	123.0%	116.5%
Q3 Catastrophe Impact	19.0%	14.8%	100.9%	29.3%	42.3%	30.1%

Combined Ratio excluding Q3 Catastrophes	85.9%	86.1%	78.4%	86.6%	80.7%	86.4%

September 30, 2004
Net Premium Written as reported	$1,366	$980	$301	$2,647	$68	$2,715
Q3 Catastrophe Impact	13	13	(15)	11	—	11

Net Premium Written excluding Q3 Catastrophes	1,379	993	286	2,658	68	2,726

Net Premium Earned as reported	$1,251	$1,086	$351	$2,688	$111	$2,799
Q3 Catastrophe Impact	13	13	(15)	11	—	11

Net Premium Earned excluding Q3 Catastrophes	1,264	1,099	336	2,699	111	2,810

Loss Ratio as reported	79.8%	61.2%	123.9%	78.3%	104.7%	79.4%
Q3 Catastrophe Impact	10.7%	5.6%	77.1%	17.2%	9.9%	17.0%

Loss Ratio excluding Q3 Catastrophes	69.1%	55.6%	46.8%	61.1%	94.8%	62.4%

Expense Ratio as reported	18.4%	31.1%	23.2%	25.5%	5.0%	24.7%
Q3 Catastrophe Impact	0.2%	0.3%	-1.0%	0.1%	0.0%	0.1%

Expense Ratio excluding Q3 Catastrophes	18.2%	30.8%	24.2%	25.4%	5.0%	24.6%

Combined Ratio as reported	98.2%	92.3%	147.1%	103.8%	109.7%	104.1%
Q3 Catastrophe Impact	10.9%	5.9%	76.1%	17.3%	9.9%	17.1%

Combined Ratio excluding Q3 Catastrophes	87.3%	86.4%	71.0%	86.5%	99.8%	87.0%

(1)	See page 26 Non-GAAP Financial Measures.

Catastrophe Losses (2)	Page 11

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American

	3Q-05	2Q-05	1Q-05	4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Gross premiums written	$2,250	$2,344	$2,150	$1,885	$2,234	$6,744	$6,241	$8,126
Net premiums written	1,307	1,412	1,425	1,194	1,366	4,144	3,907	5,101
Net premiums earned	1,338	1,319	1,285	1,243	1,251	3,942	3,436	4,679
Losses and loss expenses	1,173	948	892	1,366	998	3,013	2,532	3,898
Policy acquisition costs	134	130	117	114	121	381	333	447
Administrative expenses	96	111	111	128	110	318	323	451

Underwriting income (loss)	(65)	130	165	(365)	22	230	248	(117)

Net investment income	139	142	131	132	123	412	337	469
Net realized gains (losses)	10	14	(11)	35	9	13	91	126
Interest expense	6	5	5	5	6	16	16	21
Other (income) expense	(1)	1	—	2	(3)	—	3	5
Income tax expense (benefit)	10	81	80	(100)	48	171	182	82

Net income (loss)	69	199	200	(105)	103	468	475	370

Net realized gains (losses)	10	14	(11)	35	9	13	91	126
Tax expense on net realized gains (losses)	2	2	(3)	5	2	1	17	22

Income excluding net realized gains (losses) (1)	$61	$187	$208	$(135)	$96	$456	$401	$266

Combined ratio
Loss and loss expense ratio	87.7%	71.9%	69.4%	109.9%	79.8%	76.4%	73.7%	83.3%
Policy acquisition cost ratio	10.0%	9.8%	9.1%	9.1%	9.7%	9.7%	9.7%	9.6%
Administrative expense ratio	7.2%	8.4%	8.6%	10.3%	8.7%	8.1%	9.4%	9.6%

Combined ratio	104.9%	90.1%	87.1%	129.3%	98.2%	94.2%	92.8%	102.5%

Large losses and other items (before tax)
Asbestos, environmental and other run-off losses	$—	$—	$—	$459	$—	$—	$—	$459
Catastrophe and other large losses (before tax)	$203	$—	$—	$—	$126	$203	$126	$126
Prior period development	$22	$51	$22	$96	$42	$95	$99	$195

% Change versus prior year period
Net premiums written	-4%	6%	18%	12%	28%	6%	31%	26%
Net premiums earned	7%	12%	28%	23%	26%	15%	28%	27%

Other ratios
Net premiums written/gross premiums written	58%	60%	66%	63%	61%	61%	63%	63%

(1)	See page 26 Non-GAAP Financial Measures.

Insurance-North American	Page 12

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General

	3Q-05	2Q-05	1Q-05	4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Gross premiums written	$1,332	$1,428	$1,636	$1,391	$1,292	$4,396	$4,466	$5,857
Net premiums written	933	1,062	1,195	1,085	980	3,190	3,256	4,341
Net premiums earned	1,031	1,081	1,088	1,128	1,086	3,200	3,174	4,302
Losses and loss expenses	687	610	610	548	665	1,907	1,878	2,426
Policy acquisition costs	207	217	192	223	199	616	579	802
Administrative expenses	145	142	148	135	139	435	416	551

Underwriting income	(8)	112	138	222	83	242	301	523

Net investment income	82	80	74	65	51	236	159	224
Net realized gains (losses)	17	34	18	18	2	69	29	47
Interest expense	—	—	—	—	—	—	—	—
Other (income) expense	5	5	6	15	3	16	10	25
Income tax expense	22	48	52	85	34	122	145	230

Net income	64	173	172	205	99	409	334	539

Net realized gains (losses)	17	34	18	18	2	69	29	47
Tax expense on net realized gains (losses)	5	7	5	5	1	17	9	14

Income excluding net realized gains (losses) (1)	$52	$146	$159	$192	$98	$357	$314	$506

Combined ratio
Loss and loss expense ratio	66.7%	56.4%	56.1%	48.6%	61.2%	59.6%	59.2%	56.4%
Policy acquisition cost ratio	20.1%	20.1%	17.7%	19.9%	18.3%	19.2%	18.2%	18.7%
Administrative expense ratio	14.1%	13.2%	13.6%	11.9%	12.8%	13.6%	13.1%	12.8%

Combined ratio	100.9%	89.7%	87.4%	80.4%	92.3%	92.4%	90.5%	87.9%

Large losses and other items
Asbestos, environmental and other run-off losses	$—	$—	$—	$6	$—	$—	$—	$6
Catastrophe and other large losses (before tax)	$121	$—	$—	$—	$53	$121	$53	$53
Prior period development	$10	$(21)	$7	$22	$(20)	$(4)	$(45)	$(23)

% Change versus prior year period
Net premiums written	-5%	-3%	1%	10%	13%	-2%	17%	15%
Net premiums earned	-5%	1%	7%	11%	21%	1%	20%	17%

Other ratios
Net premiums written/gross premiums written	70%	74%	73%	78%	76%	73%	73%	74%

(1)	See page 26 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 13

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	3Q-05	2Q-05	1Q-05	4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Property and casualty
Gross premiums written	$411	$369	$536	$286	$334	$1,316	$1,281	$1,567
Net premiums written	380	363	527	280	301	1,270	1,238	1,518
Net premiums earned	408	372	356	359	351	1,136	1,030	1,389
Losses and loss expenses	637	206	205	204	436	1,048	769	973
Policy acquisition costs	78	77	73	68	65	228	203	271
Administrative expenses	16	16	15	15	16	47	50	65

P&C underwriting income (loss)	(323)	73	63	72	(166)	(187)	8	80

Life
Gross premiums written	57	57	58	55	60	172	169	224
Net premiums written	57	57	58	55	59	172	165	220
Net premiums earned	57	57	58	55	60	172	165	220
Life and annuity benefits	33	37	35	38	48	105	134	172
Policy acquisition costs	5	4	4	5	6	13	17	22
Administrative expenses	2	1	2	1	1	5	3	4
Net investment income	10	10	9	9	8	29	24	33

Life underwriting income	27	25	26	20	13	78	35	55

Total underwriting income (loss)	(296)	98	89	92	(153)	(109)	43	135
Net investment income - property and casualty	45	40	39	38	32	124	88	126
Net realized gains (losses)	12	33	(22)	67	(35)	23	(33)	34
Interest expense	1	—	1	—	—	2	—	—
Other (income) expense	1	1	1	(1)	—	3	—	(1)
Income tax expense (benefit)	(12)	9	9	11	(1)	6	3	14

Net income (loss)	(229)	161	95	187	(155)	27	95	282

Net realized gains (losses)	12	33	(22)	67	(35)	23	(33)	34
Tax expense on net realized gains (losses)	1	—	—	—	—	1	—	—

Income (loss) excluding net realized gains (losses) (1)	$(240)	$128	$117	$120	$(120)	$5	$128	$248

P&C combined ratio
Loss and loss expense ratio	156.2%	55.4%	57.6%	57.0%	123.9%	92.3%	74.6%	70.1%
Policy acquisition cost ratio	19.1%	20.7%	20.5%	19.0%	18.6%	20.1%	19.7%	19.5%
Administrative expense ratio	4.0%	4.1%	4.3%	4.0%	4.6%	4.1%	4.9%	4.6%

P&C combined ratio	179.3%	80.2%	82.4%	80.0%	147.1%	116.5%	99.2%	94.2%

Large losses and other items
Catastrophe and other large losses (before tax)	$432	$—	$3	$31	$278	$435	$278	$309
Prior period development	$(5)	$(3)	$—	$(13)	$(22)	$(8)	$(48)	$(61)

(1)	See page 26 Non-GAAP Financial Measures.

Global Reinsurance	Page 14

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance - Property & Casualty

	3Q-05	2Q-05	1Q-05	4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
% Change versus prior year period
Net premiums written	26%	-1%	-8%	27%	37%	3%	23%	24%
Net premiums earned	16%	7%	7%	16%	27%	10%	30%	26%

Other ratios
Net premiums written/gross premiums written	92%	98%	98%	98%	90%	97%	97%	97%

Global Reinsurance - By Division

Gross premiums written
Tempest Europe	$78	$49	$105	$64	$76	$232	$262	$326
Tempest USA	234	228	248	204	196	710	677	881
Tempest Bermuda	99	92	183	18	62	374	342	360

Total	$411	$369	$536	$286	$334	$1,316	$1,281	$1,567

Net premiums written
Tempest Europe	$74	$46	$102	$61	$74	$222	$250	$311
Tempest USA	231	227	247	204	195	705	673	877
Tempest Bermuda	75	90	178	15	32	343	315	330

Total	$380	$363	$527	$280	$301	$1,270	$1,238	$1,518

Net premiums earned
Tempest Europe	$79	$66	$76	$76	$77	$221	$227	$303
Tempest USA	223	230	212	206	185	665	545	751
Tempest Bermuda	106	76	68	77	89	250	258	335

Total	$408	$372	$356	$359	$351	$1,136	$1,030	$1,389

Net premiums written/gross premiums written
Tempest Europe	95%	94%	97%	95%	97%	96%	95%	95%
Tempest USA	99%	100%	100%	100%	99%	99%	99%	100%
Tempest Bermuda	76%	98%	97%	83%	52%	92%	92%	92%

Total NPW/GPW	92%	98%	98%	98%	90%	97%	97%	97%

Global Reinsurance 2	Page 15

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Financial Services

	3Q-05	2Q-05	1Q-05	4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Gross premiums written	$211	$15	$163	$29	$68	$389	$291	$320
Net premiums written	212	15	161	27	68	388	289	316
Net premiums earned	257	92	90	96	111	439	424	520
Losses and loss expenses	310	70	83	97	116	463	291	388
Policy acquisition costs	2	1	2	1	2	5	22	23
Administrative expenses	3	7	4	1	4	14	38	39

Underwriting income (loss)	(58)	14	1	(3)	(11)	(43)	73	70

Net investment income	35	30	32	29	29	97	118	147
Net realized gains (losses)	7	3	6	12	(2)	16	(29)	(17)
Interest expense	—	—	—	—	2	—	5	5
Other (income) expense	(30)	(13)	(12)	(15)	(14)	(55)	(10)	(25)
Income tax expense	10	7	6	3	1	23	32	35

Net income	4	53	45	50	27	102	135	185

Net realized gains (losses)	7	3	6	12	(2)	16	(29)	(17)
Tax expense (benefit) on net realized gains (losses)	—	(1)	2	2	(2)	1	6	8

Income (loss) excluding net realized gains (losses) (1)	$(3)	$49	$41	$40	$27	$87	$170	$210

Combined ratio
Loss and loss expense ratio	120.7%	76.0%	92.2%	101.3%	104.7%	105.4%	68.6%	74.6%
Policy acquisition cost ratio	0.9%	1.4%	2.2%	-0.1%	2.3%	1.3%	5.3%	4.3%
Administrative expense ratio	1.4%	6.7%	4.6%	1.8%	2.7%	3.2%	8.8%	7.5%

Combined ratio	123.0%	84.1%	99.0%	103.0%	109.7%	109.9%	82.7%	86.4%

Large losses and other items
Catastrophe and other large losses (before tax)	$240	$—	$—	$—	$11	$240	$—	$11
Prior period development	$2	$(8)	$1	$(8)	$(14)	$(5)	$(21)	$(29)

% Change versus prior year period
Net premiums written	212%	15%	-23%	-90%	-35%	34%	-62%	-69%
Net premiums earned	132%	-31%	-50%	-80%	-46%	4%	-31%	-52%

Other ratios
Net premiums written/gross premiums written	100%	100%	99%	93%	100%	100%	99%	99%

(1)	See page 26 Non-GAAP Financial Measures.

(2)	Total premiums typically included in gross premiums written, net premiums written, and net premiums earned in the quarter it is written; usually accrued at 100% loss ratio.

Financial Services	Page 16

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2003	$27,083	$12,409	$14,674	$19,763	$7,259	$12,504	$7,320	$5,150	$2,170

Losses and loss expenses incurred	2,285	756	1,529	2,243	724	1,519	42	32	10
Losses and loss expenses paid	(1,860)	(781)	(1,079)	(1,639)	(545)	(1,094)	(221)	(236)	15
Other (incl. foreign exch. revaluation)	117	110	7	117	110	7	—	—	—

Balance at March 31, 2004	27,625	12,494	15,131	20,484	7,548	12,936	7,141	4,946	2,195

Losses and loss expenses incurred	2,453	727	1,726	2,483	761	1,722	(30)	(34)	4
Losses and loss expenses paid	(1,693)	(593)	(1,100)	(1,402)	(399)	(1,003)	(291)	(194)	(97)
Other (incl. foreign exch. revaluation)	(233)	166	(399)	(233)	166	(399)	—	—	—

Balance at June 30, 2004	28,152	12,794	15,358	21,332	8,076	13,256	6,820	4,718	2,102

Losses and loss expenses incurred	3,309	1,076	2,233	3,280	1,058	2,222	29	18	11
Losses and loss expenses paid	(1,957)	(697)	(1,260)	(1,749)	(372)	(1,377)	(208)	(325)	117
Other (incl. foreign exch. revaluation)	27	48	(21)	(396)	(375)	(21)	423	423	—

Balance at September 30, 2004	29,531	13,221	16,310	22,467	8,387	14,080	7,064	4,834	2,230
Losses and loss expenses incurred	3,712	1,507	2,205	2,672	1,083	1,589	1,040	424	616
Losses and loss expenses paid	(2,328)	(1,007)	(1,321)	(2,219)	(959)	(1,260)	(109)	(48)	(61)
Other (incl. foreign exch. revaluation)	568	245	323	281	(84)	365	287	329	(42)

Balance at December 31, 2004	31,483	13,966	17,517	23,201	8,427	14,774	8,282	5,539	2,743

Losses and loss expenses incurred	2,536	747	1,789	2,492	725	1,767	44	22	22
Losses and loss expenses paid	(1,998)	(763)	(1,235)	(1,817)	(661)	(1,156)	(181)	(102)	(79)
Other (incl. foreign exch. revaluation) (2)	(595)	(595)	—	(669)	(670)	1	74	75	(1)

Balance at March 31, 2005	31,426	13,355	18,071	23,207	7,821	15,386	8,219	5,534	2,685

Losses and loss expenses incurred	2,812	968	1,844	2,792	957	1,835	20	11	9
Losses and loss expenses paid	(1,919)	(752)	(1,167)	(1,711)	(567)	(1,144)	(208)	(185)	(23)
Other (incl. foreign exch. revaluation)	(218)	(71)	(147)	(191)	(71)	(120)	(27)	—	(27)

Balance at June 30, 2005	32,101	13,500	18,601	24,097	8,140	15,957	8,004	5,360	2,644

Losses and loss expenses incurred	5,018	2,212	2,806	4,944	2,194	2,750	74	18	56
Losses and loss expenses paid	(2,342)	(892)	(1,450)	(2,187)	(799)	(1,388)	(155)	(93)	(62)
Other (incl. foreign exch. revaluation)	(103)	(55)	(48)	(103)	(54)	(49)	—	(1)	1

Balance at September 30, 2005	$34,674	$14,765	$19,909	$26,751	$9,481	$17,270	$7,923	$5,284	$2,639

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	Novation of a contract for $597M.

Loss Reserve Rollforward	Page 17

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2005	June 30 2005	March 31 2005	December 31 2004
Reinsurance recoverable on paid losses & loss expenses
Active operations	$744	$768	$795	$788
Brandywine	403	415	385	398
Westchester	27	32	24	24

Total	$1,174	$1,215	$1,204	$1,210

Reinsurance recoverable on unpaid losses & loss expenses
Active operations	$10,277	$8,907	$8,607	$9,291
Brandywine	4,436	4,654	4,796	4,720
Westchester	554	571	578	589

Total	$15,267	$14,132	$13,981	$14,600

Gross reinsurance recoverable
Active operations	$11,021	$9,675	$9,402	$10,079
Brandywine	4,839	5,069	5,181	5,118
Westchester	581	603	602	613

Total	$16,441	$15,347	$15,185	$15,810

Bad debt reserve
Active operations	$(558)	$(579)	$(577)	$(547)
Brandywine	(180)	(302)	(302)	(341)
Westchester	(41)	(38)	(38)	(40)

Total	$(779)	$(919)	$(917)	$(928)

Net reinsurance recoverable
Active operations	$10,463	$9,096	$8,825	$9,532
Brandywine	4,659	4,767	4,879	4,777
Westchester	540	565	564	573

Total	$15,662	$14,428	$14,268	$14,882

Reinsurance Recoverable	Page 18

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Reinsurance Recoverable for Active Operations

	June 30, 2005
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$4,451	$71	1.6%
Other reinsurers balances >$20 million	2,172	82	3.8%
Other reinsurers balances <$20 million	558	66	11.8%
Mandatory pools and government agencies	659	3	0.5%
Structured settlements	207	1	0.5%
Captives	1,151	1	0.1%
Other(1)	477	355	74.4%

Total	$9,675	$579	6.0%

At June 30, 2005, $6.6 billion of the active operations’ recoverables were from rated reinsurers, of which 94.4% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $2.8 billion, of which $1.5 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AIOI Insurance	IRB - Brasil Resseguros S.A. Group
AXA	Allianz	Liberty Mutual Insurance Companies
Berkshire Hathaway Insurance Group	Allied World Assurance	Mitsui Sumitomo Insurance Company Ltd
Electric Insurance Company	Arch Capital	Overseas Partners Reinsurance Ltd
GE Insurance Solutions	Aspen Insurance Holdings Ltd	Partner Re
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	AVIVA	Platinum Underwriters
Lloyd’s of London	Chubb Insurance Group	Renaissance Re Holdings Ltd
Munich Re Group	CIGNA	Royal & Sun Alliance Insurance Group
Swiss Re Group	CNA Insurance Companies	SCOR Group
XL Capital Group	Converium Group	Sompo Japan
	Endurance Specialty Holdings Ltd	St Paul Travelers Companies
	Everest Re Group	Sun Life Financial Inc
	Fairfax Financial	Toa Reinsurance Company
	Federal Crop Insurance Corp	White Mountains Insurance Group
	Gerling Global Group	WR Berkley Corp
	Independence Blue Cross Group	Zurich Financial Services Group
ING - Internationale Nederlanden Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 19

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Consolidated Reinsurance Recoverable

	June 30, 2005
	Recoverable	Bad Debt	% of Gross
Categories
Top 10 reinsurers	$7,622	$93	1.2%
Other reinsurers balances >$20 million	3,412	174	5.1%
Other reinsurers balances <$20 million	951	135	14.2%
Mandatory pools and government agencies	668	3	0.4%
Structured settlements	489	2	0.4%
Captives	1,244	2	0.2%
Other(1)	961	510	53.1%

Total	$15,347	$919	6.0%

At June 30, 2005, $11 billion of consolidated recoverables were from rated reinsurers, of which 94.1% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
American International Group	AIOI Insurance	Independence Blue Cross Group
Berkshire Hathaway Insurance Group	Allianz	ING - Internationale Nederlanden Group
Equitas	Allied World Assurance	IRB - Brasil Resseguros S.A. Group
Everest Re Group	Allstate Group	Liberty Mutual Insurance Companies
GE Insurance Solutions	Arch Capital	Millea Holdings
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	Aspen Insurance Holdings Ltd	Mitsui Sumitomo Insurance Company Ltd
Lloyd’s of London	AVIVA	Overseas Partners Reinsurance Ltd
Munich Re Group	AXA	Partner Re
Swiss Re Group	Chubb Insurance Group	Platinum Underwriters
XL Capital Group	CIGNA	Renaissance Re Holdings Ltd
	CNA Insurance Companies	Royal & Sun Alliance Insurance Group
	Converium Group	SCOR Group
	Dukes Place Holdings	Sompo Japan
	Electric Insurance Company	St Paul Travelers Companies
	Endurance Specialty Holdings Ltd	Sun Life Financial Inc
	Fairfax Financial	Toa Reinsurance Company
	Federal Crop Insurance Corp	Trenwick Group
	FM Global Group	White Mountains Insurance Group
	Gerling Global Group	WR Berkley Corp
	Hartford Insurance Group	Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of bad debt reserve associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 20

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2004	$716	$494	$1,210
Bad debt reserve at 12/31/04	37	272	309
% of gross	5.2%	55.1%	25.5%

Net balance at December 31, 2004	$679	$222	$901

Gross balance at March 31, 2005	$712	$492	$1,204
Bad debt reserve at 3/31/05	37	268	305
% of gross	5.2%	54.5%	25.3%

Net balance at March 31, 2005	$675	$224	$899

Gross balance at June 30, 2005	$719	$496	$1,215
Bad debt reserve at 6/30/05	29	271	300
% of gross	4.0%	54.6%	24.7%

Net balance at June 30, 2005	$690	$225	$915

Gross balance at September 30, 2005	$695	$479	$1,174
Bad debt reserve at 9/30/05	31	259	290
% of gross	4.5%	54.1%	24.7%

Net balance at September 30, 2005	$664	$220	$884

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

Reinsurance Recoverable 4	Page 21

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	September 30 2005	June 30 2005	March 31 2005	December 31 2004
Market Value
Fixed maturities available for sale	$22,551	$21,136	$20,336	$22,891
Fixed maturities held to maturity	3,126	3,207	3,207	—
Short-term investments	2,212	2,476	2,156	2,163

Total	$27,889	$26,819	$25,699	$25,054

Asset Allocation by Market Value
Treasury	$2,274	$1,704	$1,728	$1,551
Agency	1,492	1,553	1,517	1,547
Corporate	7,718	7,555	7,615	7,614
Mortgage-backed securities	6,780	6,169	5,504	5,034
Asset-backed securities	1,420	1,444	1,215	1,225
Municipal	565	548	559	566
Non-US	5,428	5,370	5,405	5,376
Cash & cash equivalent	2,212	2,476	2,156	2,141

Total	27,889	26,819	25,699	$25,054

Credit Quality by Market Value
AAA	$16,994	$16,205	$14,743	$13,890
AA	2,369	2,198	2,475	2,634
A	4,325	4,295	4,451	4,397
BBB	2,054	1,974	2,182	2,275
BB	1,013	1,041	817	774
B	1,093	1,060	982	1,041
Other	41	46	49	43

Total	27,889	26,819	25,699	$25,054

Cost/Amortized Cost
Fixed maturities available for sale	$22,434	$20,825	$20,217	$22,422
Fixed maturities held to maturity	3,125	3,151	3,211	—
Short term investments	2,212	2,476	2,156	2,163

Subtotal	27,771	26,452	25,584	24,585
Equity securities	1,210	1,213	1,170	1,061
Other investments	575	562	564	551

Total	$29,556	$28,227	$27,318	$26,197

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.2 years	3.0 years	3.1 years	3.4 years
Avg. market yield of fixed maturities	4.6%	4.3%	4.5%	4.1%
Avg. credit quality	AA	AA	AA	AA

Investments	Page 22

ACE Limited
Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended September 30, 2005			Nine months ended September 30, 2005
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$11	$(197)	$(186)	$32	$(340)	$(308)
Equity securities	23	60	83	58	22	80
Equity and fixed income derivatives	41	—	41	(2)	—	(2)
Foreign exchange gains (losses)	(1)	—	(1)	(2)	—	(2)
Other	1	10	11	5	31	36

Total inv. portfolio gains (losses)	75	(127)	(52)	91	(287)	(196)
Other FAS 133 adjustments	8	—	8	10	—	10

Total gains (losses)	83	(127)	(44)	101	(287)	(186)
Income tax expense (benefit)	8	(29)	(21)	20	(54)	(34)

Net gains (losses)	$75	$(98)	$(23)	$81	$(233)	$(152)

(1)	The quarter includes impairments of $4M for fixed maturities, $4M for equities and $2M for other investments. Year to date includes impairments of $28M for fixed maturities $6M for equities and $2M for other investments.

	Three months ended September 30, 2004			Nine months ended September 30, 2004
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Investment Portfolio Gains (Losses)
Fixed maturities	$20	$373	$393	$67	$(162)	$(95)
Equity securities	7	5	12	75	(26)	49
Equity and fixed income derivatives	(6)	—	(6)	23	—	23
Foreign exchange gains (losses)	1	—	1	(2)	—	(2)
Other	(10)	(4)	(14)	(21)	26	5

Total inv. portfolio gains (losses)	12	374	386	142	(162)	(20)
Other FAS 133 adjustments	(44)	—	(44)	(75)	—	(75)

Total gains (losses)	(32)	374	342	67	(162)	(95)
Income tax expense (benefit)	1	77	78	32	(46)	(14)

Net gains (losses)	$(33)	$297	$264	$35	$(116)	$(81)

(2)	The quarter includes impairments of $11M for fixed maturities, $3M for equities and $10M for other investments. Year to date includes impairments for $15M for fixed maturities, $5M for equities and $10M for other investments.

Investment Gains (Losses)	Page 23

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	September 30 2005	June 30 2005	March 31 2005	December 31 2004	December 31 2003
Total short-term debt	$446	$147	$147	$146	$546
Total long-term debt	1,564	1,849	1,849	1,849	1,349

Total debt	2,010	1,996	1,996	1,995	1,895

Total trust preferreds	412	412	412	412	475

Perpetual preferred	557	557	557	557	557
Ordinary shareholders’ equity	9,672	9,942	9,413	9,288	8,266

Total shareholders’ equity	$10,229	$10,499	$9,970	$9,845	$8,823

Total capitalization	$12,651	$12,907	$12,378	$12,252	$11,193
Tangible shareholders’ equity (1)	$7,526	$7,796	$7,275	$7,145	$6,025

Leverage ratios
Debt/ total capitalization	15.9%	15.5%	16.1%	16.3%	16.9%
Debt plus trust preferreds/ total capitalization	19.1%	18.7%	19.5%	19.6%	21.2%
Debt/ tangible equity	26.7%	25.6%	27.4%	27.9%	31.5%
Debt plus trust preferreds/ tangible equity	32.2%	30.9%	33.1%	33.7%	39.3%
Debt plus total preferred stock/ total capitalization	23.5%	23.0%	24.0%	24.2%	26.2%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 24

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2005	2004	2005	2004
Numerator
Income excluding net realized gains (losses)(1)	$(187)	$37	$711	$840
Perpetual preferred dividend	(11)	(11)	(33)	(33)

Income to ordinary shares, excl. net realized gains (losses)	(198)	26	678	807
Net realized gains (losses), net of income tax	75	(33)	81	35

Net income (loss) available to the holders of ordinary shares	$(123)	$(7)	$759	$842

Rollforward of ordinary shares
Ordinary shares - beginning of period	288,073,439	283,604,445	284,478,525	279,897,193
Issued under employee stock purchase plan	106,858	114,102	216,269	239,731
Stock (cancelled) granted	(311,587)	(68,327)	1,029,125	843,359
Issued for option exercises	803,740	462,646	2,948,531	3,132,583

Ordinary shares - end of period	288,672,450	284,112,866	288,672,450	284,112,866

Denominator
Weighted average shares outstanding	284,777,017	280,993,760	284,016,708	279,988,076
Effect of other dilutive securities	5,060,953	4,623,319	4,704,056	5,298,054

Adj. wtd. avg. shares outstanding and assumed conversions	289,837,970	285,617,079	288,720,764	285,286,130

Basic earnings per share
Income excluding net realized gains (losses)(1)	$(0.70)	$0.09	$2.38	$2.88
Net realized gains (losses), net of income tax	0.27	(0.12)	0.29	0.12

Net income (loss)	$(0.43)	$(0.03)	$2.67	$3.00

Diluted earnings per share(2)
Income excluding net realized gains (losses)(1)	$(0.70)	$0.09	$2.34	$2.82
Net realized gains (losses), net of income tax	0.27	(0.12)	0.29	0.13

Net income (loss)	$(0.43)	$(0.03)	$2.63	$2.95

(1)	See page 26 Non-GAAP Financial Measures.

(2)	The denominator for diluted loss per share for the three months ended September 30, 2005 and 2004 does not include the dilutive effect of other dilutive securities. The incremental shares from assumed conversions are not included in computing diluted loss per share amounts as these shares are considered anti-dilutive.

Earnings per share	Page 25

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share to diluted book value per ordinary share is provided on page 27.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses) and the tax expense on net realized gains (losses). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	3Q-05	2Q-05	1Q-05	4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Net income (loss), as reported	$(112)	$467	$437	$278	$4	$792	$875	$1,153
Net realized gains (losses)	83	32	(14)	130	(32)	101	67	197
Income tax expense on net realized gains (losses)	8	8	4	12	1	20	32	44

Income excluding net realized gains (losses)	$(187)	$443	$455	$160	$37	$711	$840	$1,000

We also present income excluding net realized gains (losses) and catastrophe losses, net of tax because those losses are deemed to be significant for the third quarter and nine months of 2005. Catastrophes are not predictable and cause significant variability in periodic earnings. On page 11 we have presented net premium written, net premium earned, loss ratios, expense ratios and combined ratios excluding catastrophes as we believe this separate presentation is meaningful and useful for users of our financial information.

Reconciliation Non-GAAP	Page 26

ACE Limited
Diluted Book Value per Ordinary Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Ordinary Share to Diluted Book Value per Ordinary Share

	September 30 2005	June 30 2005	March 31 2005	December 31 2004
Shareholders’ equity	$10,229	$10,499	$9,970	$9,845
Net proceeds from assumed conversions of options	520	468	271	312
Proceeds from issuance of preferred shares	(557)	(557)	(557)	(557)

Numerator for diluted book value per share calculation	10,192	10,410	9,684	9,600
Less: goodwill	2,703	2,703	2,695	2,700

Numerator for diluted tangible book value per share	$7,489	$7,707	$6,989	$6,900

Ordinary shares outstanding - end of period	288,672,450	288,073,439	287,353,327	284,478,525
Shares issued from assumed conversions of options	14,467,877	15,478,846	9,346,765	10,830,932

Denominator for diluted and diluted tangible book value	303,140,327	303,552,285	296,700,092	295,309,457

Book value per ordinary share	$33.51	$34.51	$32.76	$32.65
Diluted book value per ordinary share	$33.62	$34.29	$32.64	$32.51
Diluted tangible book value per ordinary share	$24.70	$25.39	$23.56	$23.37

Reconcilition Book Value	Page 27

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	3Q-05	2Q-05	1Q-05	4Q-04	3Q-04	YTD 2005	YTD 2004	Full Year 2004
Net income (loss)	$(112)	$467	$437	$278	$4	$792	$875	$1,153
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(78)	247	(301)	169	406	(132)	14	183
Reclassification adjustment for net realized gains (losses) included in net income	(47)	(56)	(48)	(96)	(32)	(151)	(176)	(272)
Amortization of net unrealized appreciation related to held to maturity securities	(2)	(2)	—	—	—	(4)	—	—
Cumulative translation adjustment	(25)	(68)	(11)	126	27	(104)	5	131
Minimum pension liability adjustment	1	4	2	(45)	2	7	2	(43)
Income tax (expense) benefit related to other comprehensive income items	40	(21)	72	(35)	(82)	91	56	21

Other comprehensive income (loss)	(111)	104	(286)	119	321	(293)	(99)	20

Comprehensive income (loss)	$(223)	$571	$151	$397	$325	$499	$776	$1,173

Comprehensive Income	Page 28

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty and financial services operations. Calculated on a GAAP basis.

Diluted book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options divided by the sum of shares outstanding and the number of options assumed issued.

Diluted tangible book value per ordinary share: Ordinary shareholders’ equity and net proceeds from assumed conversions of outstanding in-the-money options less goodwill divided by the sum of shares outstanding and the number of options assumed issued.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P & C: Property and casualty.

Property and casualty combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business and financial services segment. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 29